                                                                EXHIBIT 10.36


           FOURTH AMENDMENT, CONSENT AND WAIVER TO CREDIT AGREEMENT

         FOURTH AMENDMENT, CONSENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of September 18, 2000, among SPECIAL DEVICES, INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Borrower"), the lenders party to the Credit Agreement referred to below (collectively, the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                          W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1998 (as in effect on the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower has determined that it is in its best interests to sell 100% of the capital stock of Scot, Incorporated, a corporation organized under the laws of the State of Delaware ("Scot") and a Wholly-Owned Domestic Subsidiary of the Borrower (the "Scot Sale");

         WHEREAS, to effectuate the Scot Sale, the Borrower and Scot have heretofore entered into an Agreement and Plan of Merger, dated as of August 18, 2000;

         WHEREAS, the Borrower has requested that the Banks consent to the Scot Sale as provided herein;

         WHEREAS, the Borrower also has requested certain other amendments and waivers to the Credit Agreement as provided herein; and

         WHEREAS, subject to the terms and conditions of this Amendment, the Banks hereby agree to grant the consents, amendments and waivers under the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I.  CONSENTS UNDER CREDIT AGREEMENT.

         1. The Banks hereby consent to the Scot Sale, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) such sale is in an arm's-length transaction and the Borrower receives at least fair market value (as determined in good faith by the Borrower), (iii) the total consideration received therefrom by the Borrower is 100% cash and is paid at the time of the closing of such sale, (iv) such consideration shall be at least $55,400,000 and the Net Sale Proceeds therefrom shall be at least $38,000,000, (v) 100% of the Net Sale Proceeds therefrom are applied upon receipt thereof as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(h) and

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(i) of the Credit Agreement (for avoidance of doubt, it is acknowledged and agreed that no portion of such Net Sale Proceeds shall be permitted to be reinvested pursuant to Section 4.02(d) of the Credit Agreement) and (vi) an amount (the "Revolver Blocked Amount") equal to $11,500,000 of non-Net Sale Proceeds from the Scot Sale is applied upon receipt thereof to prepay outstanding Revolving Loans (with no corresponding reduction to the Total Revolving Loan Commitment). To the extent Collateral is sold in compliance with the preceding provisions of this Section 1 of Part I, such Collateral shall be sold free and clear of the Liens created by the respective Security Documents and Scot also shall be released from its obligations under the Subsidiaries Guaranty, and the Banks hereby authorize the Administrative Agent and the Collateral Agent to take any actions deemed appropriate in order to effect such releases.

         2. In order to induce the Banks to grant the consent set forth in preceding Section 1 of this Part I and notwithstanding anything to the contrary contained in the Credit Agreement, the following limitations shall apply:

        (i) During the period commencing upon the consummation of the Scot Sale and continuing until such time as when the Borrower shall have paid its estimated tax payments with respect to both its federal and state income tax obligations for its fiscal year ending closest to October 31, 2000 (which date shall not be earlier than January 15, 2001), (A) the Borrower may not incur any Revolving Loans, Swingline Loans or Letters of Credit if, after giving effect to the incurrence thereof, the aggregate outstanding principal amount of all Revolving Loans, Swingline Loans and Letter of Credit Outstandings would exceed the lesser of (x) the Total Revolving Loan Commitment as then in effect and (y) an amount equal to $20,000,000 LESS the Revolver Blocked Amount and (B) on any day on which the sum of the aggregate outstanding principal amount of all Revolving Loans, Swingline Loans and Letter of Credit Outstandings exceeds the lesser of (x) the Total Revolving Loan Commitment as then in effect and (y) an amount equal to $20,000,000 LESS the Revolver Blocked Amount, the Borrower shall prepay on such day the principal of Swingline Loans and, after all Swingline Loans have been repaid in full (or if no Swingline Loans are outstanding), Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans as contemplated by the immediately preceding sentence, the aggregate amount of the Letter of Credit Outstandings exceeds the lesser of (x) the Total Revolving Loan Commitment as then in effect and (y) an amount equal to $20,000,000 LESS the Revolver Blocked Amount, the Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrower to the Issuing Bank and the Banks under the Credit Agreement in a cash collateral account to be established by the Administrative Agent. The Banks hereby agree that, notwithstanding the existence or continuation of any Default or Event of Default (except as otherwise provided in clause (ii) below of the proviso), the Borrower shall at any time during the continuance of the limitations set forth in this Section 2(i) (but not before January 15, 2001) be permitted to incur Revolving Loans and Swingline Loans in an aggregate principal amount not exceeding the Revolver Blocked Amount PROVIDED that (i) the proceeds of such Revolving Loans and Swingline

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     Loans shall be promptly utilized by the Borrower for the sole purpose of satisfying its federal and state income tax obligations with respect to its fiscal year ending closest to October 31, 2000 and (ii) no Default or Event of Default under Section 10.01, 10.05, 10.10 or 10.11 of the Credit Agreement shall then exist; and

        (ii) At all times after the Borrower shall have made its estimated tax payments with respect to its federal and state income tax obligations for its fiscal year ending closest to October 31, 2000 (which date shall be no earlier than January 15, 2001) (at which time clause (i) above of this Section 2 of this Part I shall no longer be effective), unless the Required Banks shall have otherwise agreed in writing, (A) the Borrower may not incur any Revolving Loans, Swingline Loans or Letters of Credit if, after giving effect to the incurrence thereof, the aggregate outstanding principal amount of all Revolving Loans, Swingline Loans and Letter of Credit Outstandings would exceed the lesser of (x) the Total Revolving Loan Commitment as then in effect and (y) $20,000,000 and (B) on any day on which the sum of the aggregate outstanding principal amount of all Revolving Loans, Swingline Loans and Letter of Credit Outstandings exceeds the lesser of (x) the Total Revolving Loan Commitment as then in effect and (y) $20,000,000, the Borrower shall prepay on such day the principal of Swingline Loans and, after all Swingline Loans have been repaid in full (or if no Swingline Loans are outstanding), Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans as contemplated by the immediately preceding sentence, the aggregate amount of the Letter of Credit Outstandings exceeds the lesser of (x) the Total Revolving Loan Commitment as then in effect and (y) $20,000,000, the Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrower to the Issuing Bank and the Banks under the Credit Agreement in a cash collateral account to be established by the Administrative Agent.

         3. Notwithstanding anything to the contrary contained in the Capital Call Agreement (as in effect prior to giving effect to this Amendment), from and after the Fourth Amendment Effective Date (as defined below), the Capital Call Agreement (as in effect prior to giving effect to this Amendment) shall be terminated and of no further force or effect (it being understood and agreed that the provisions of this Section 3 shall not apply in any respect to the new Capital Call Agreement entered into concurrently with this Amendment).

II.  AMENDMENTS TO CREDIT AGREEMENT.

         1. The table appearing in Section 4.02(b) of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof (which table reflects payments made prior to the Fourth Amendment Effective Date and shall be the table used in determining the PRO RATA application of the Net Sale Proceeds from the Scot Sale):

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         "SCHEDULED REPAYMENT DATE                AMOUNT

           October 31, 2000                     $175,000.00
           January 31, 2001                     $175,000.00
           April 30, 2001                     $3,352,152.72
           July 31, 2001                      $3,352,152.72
           October 31, 2001                   $4,469,536.96
           January 31, 2002                   $2,500,000.00
           April 30, 2002                     $2,500,000.00
           July 31, 2002                      $2,500,000.00
           October 31, 2002                   $2,500,000.00
           January 31, 2003                   $4,175,000.00
           April 30, 2003                     $4,175,000.00
           July 31, 2003                      $4,175,000.00
           October 31, 2003                   $4,175,000.00
           January 31, 2004                   $4,500,000.00
           April 30, 2004                     $4,500,000.00
           July 31, 2004                      $4,500,000.00
           October 31, 2004                   $4,500,000.00
           January 31, 2005                   $5,800,000.00
           April 30, 2005                     $5,800,000.00
           July 31, 2005                      $  951,157.60".

         2. Section 4.02(f) of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after the text "Initial Borrowing Date" appearing in clause (iii) of the first parenthetical thereof:

     "(excluding, for purposes of this clause (iii), any equity contributions made to the Borrower pursuant to the Capital Call Agreement)".

         3. Section 4.02(h) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

     "; PROVIDED, HOWEVER, that any mandatory repayment of Term Loans required to be applied pursuant to this Section 4.02(h) after September 18, 2000 (other than with the Net Sale Proceeds from the Scot Sale) shall be applied (i) first, to reduce in direct order of maturity the Scheduled Repayments that are due on April 30, 2001, July 31, 2001 and October 31, 2001 and (ii) second, to the extent that any such amounts are in excess of the amount of such Scheduled Repayments at the time of such payments, as provided above in this
     Section 4.02(h) without regard to this proviso."

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         4.  Section 7.10 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

     "Notwithstanding the foregoing, the representations and warranties set forth above in this Section 7.10 shall not be deemed breached as a result of defects with respect qualification requirements under
     Section 410(b) of the Code in connection with certain Plans sponsored by the Borrower and Scot, Incorporated (a Wholly-Owned Domestic Subsidiary of the Borrower) and an early participation qualification defect in connection with a Plan sponsored by Scot, Incorporated so long as (i) the aggregate liability of the Borrower and its Subsidiaries as a result thereof does not exceed $600,000 and (ii) such defects are remedied on or before December 15, 2001."

         5. The table appearing in Section 9.08 of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

                "FISCAL QUARTER
                ENDING CLOSEST TO               RATIO

                January 31, 2001              1.25:1.00
                April 30, 2001                1.25:1.00
                July 31, 2001                 1.30:1.00
                October 31, 2001              1.30:1.00
                January 31, 2002
                  and the last day of each
                  fiscal quarter thereafter   3.00:1.00."

         6. Section 9.09 of the Credit Agreement is hereby amended by deleting said Section 9.09 in its entirety and inserting the following new
Section 9.09 in lieu thereof:

         "9.09 MAXIMUM LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                      PERIOD                               RATIO

                The last day of the Borrower's
                fiscal quarter ending closest
                to January 31, 2001 through and
                including the date immediately
                preceding the last day of the
                Borrower's fiscal quarter ending
                closest to April 30, 2001                  7.00:1.00

                The last day of the Borrower's fiscal
                quarter ending closet to April 30,
                2001 through and including the date
                immediately preceding the last day of
                the Borrower's fiscal quarter ending
                closest to July 31, 2001                   7.10:1.00

                The last day of the Borrower's
                fiscal quarter ending closest
                to July 31, 2001 through and
                including the date immediately
                preceding the last day of the
                Borrower's fiscal quarter ending
                closest to October 31, 2001                6.70:1.00

                The last day of the Borrower's fiscal
                quarter ending closest to October 31,
                2001 through and including the date
                immediately preceding the last day of
                the Borrower's fiscal quarter ending
                closest to January 31, 2002                6.00:1.00

                Thereafter                                 3.00:1.00."

         7.  The table appearing in Section 9.10 of the Credit
Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

                "FISCAL QUARTER
                ENDING CLOSEST TO                             AMOUNT

                October 31, 2000                           $22,000,000
                January 31, 2001                           $21,500,000
                April 30, 2001                             $21,000,000
                July 31, 2001                              $22,000,000
                October 31, 2001                           $23,000,000
                January 31, 2002                           $48,000,000
                April 30, 2002                             $49,000,000
                July 31, 2002                              $51,000,000
                October 31, 2002
                  and the last day of each
                  fiscal quarter thereafter                $53,000,000".

         8.  The definition of "Capital Call Agreement" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting the date "January 26, 2000" appearing therein and inserting the date "September 18, 2000" in lieu thereof:

         9. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definition:

         "Scot Sale" shall have the meaning provided for in the recitals to the Fourth Amendment, Consent and Waiver, dated as of September 18, 2000, to this Agreement.

         10.  Section 13.07(a) of the Credit Agreement is hereby amended by
(i) inserting the text "(x)" immediately after the text "except as otherwise specifically provided herein," appearing in the proviso thereof, and (ii) inserting the following new clause (y) at the end of such proviso:

         "and (y) all computations and all definitions used in determining compliance with Sections 9.08 through 9.10, inclusive (including for purposes of the Capital Call Agreement), shall be determined as if the Scot Sale (and the application of the proceeds therefrom) had occurred on the first day of the Borrower's fiscal quarter that began closest to November 1, 1999".

III.  WAIVERS TO CREDIT AGREEMENT.

         1. The Banks hereby waive any Default or Event of Default that has arisen (i) under Sections 9.08 and 9.10 of the Credit Agreement for the Test Period ended closest to July 31, 2000 and (ii) under Section 9.09 of the Credit Agreement for the period from and after April 30, 2000 through but not including the Fourth Amendment Effective Date.

IV.  MISCELLANEOUS.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date, in each case after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, (ii) JFL Equity and the Borrower shall have entered into the Capital

Call Agreement in the form attached hereto, (iii) the Borrower shall have paid to the Administrative Agent for the account of each Lender who has executed a counterpart hereof and delivered same to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York City time) on September 18, 2000, an amendment fee equal to 0.125% of the sum of (x) such Lender's Revolving Loan Commitment and (y) the aggregate outstanding principal amount of such Lender's Term Loans, in each case on the Fourth Amendment Effective Date (but calculated before giving effect to any repayment on such date from the proceeds of the Scot Sale) and (iv) the Scot Sale shall have been consummated on the terms and conditions set forth herein. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

         6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                               *       *       *

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.

                                       SPECIAL DEVICES, INCORPORATED

                                       By:  /s/ Joseph A. Stroud
                                            ----------------------------------
                                            Name:  Joseph A. Stroud
                                            Title: Executive Vice President &
                                                   Chief Financial Officer

                                       BANKERS TRUST COMPANY,
                                         Individually and as Administrative
                                         Agent


                                       By:  /s/ Susan L. Le Fevre
                                            ----------------------------------
                                            Name:  Susan L. Le Fevre
                                            Title: Director

                                       FLEET NATIONAL BANK FORMERLY KNOWN AS
                                       BANKBOSTON, N.A.


                                       By:  /s/ Claire E. Keady
                                            ----------------------------------
                                            Name:  Claire E. Keady
                                            Title: Assistant Vice President

                                       THE BANK OF NOVA SCOTIA


                                       By:  /s/ John Quick
                                            ----------------------------------
                                            Name:  John Quick
                                            Title: Managing Director

                                       CITY NATIONAL BANK


                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                       FIRST UNION NATIONAL BANK


                                       By:  /s/ Robert A. Brown
                                            ----------------------------------
                                            Name:  Robert A. Brown
                                            Title: Vice President

                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:  /s/ James M. Kopack
                                            ----------------------------------
                                            Name:  James M. Kopack
                                            Title: Senior Risk Manager

                                       MORGAN STANLEY DEAN WITTER
                                         PRIME INCOME TRUST


                                       By:  /s/  Peter Gewirtz
                                            ----------------------------------
                                            Name:  Peter Gewirtz
                                            Title: Vice President

                                       NATIONAL CITY BANK


                                       By:  /s/ Lisa B. Lisi
                                            ----------------------------------
                                            Name:  Lisa B. Lisi
                                            Title: Senior Vice President

                                       PARIBAS


                                       By:  /s/ Edward T. Irwin
                                            ----------------------------------
                                            Name:  Edward T. Irwin
                                            Title: Managing Director


                                       By:  /s/ PJ De Pillipis
                                            ----------------------------------
                                            Name:  PJ de Pillipis
                                            Title: Managing Director

                                       KZH STERLING LLC


                                       By:  /s/ Susan Lee
                                            ----------------------------------
                                            Name:  Susan Lee
                                            Title: Authorized Agent

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:  /s/  Michael A. Ross
                                            ----------------------------------
                                            Name:  Michael A. Ross
                                            Title: Vice President

Acknowledged and Agreed to:

SCOT, INCORPORATED

By: /s/ Joseph A. Stroud
    ----------------------------------
    Name:  Joseph A. Stroud
    Title: Vice President